UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2022

Group Nine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39905	85-3841363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

568 Broadway Floor 10 New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(646) 786-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	GNACU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	GNAC	The Nasdaq Capital Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GNACW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 27, 2022, 890 5th Avenue Partners, LLC (“890”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Group Nine SPAC, LLC (“Sponsor”) and Group Nine Media LLC (“Seller”), pursuant to which 890 purchased certain Class A interests of the Sponsor held by Seller, which economically corresponds to 4,025,000 shares (the “Subject Interest”) of Class B common stock, par value $0.0001 per share (the “Founder Shares”), of Group Nine Acquisition Corp. (the “SPAC”). The Subject Interest is subject to the same registration rights pursuant to that certain Registration Rights Agreement, dated as of January 14, 2021, by and among the SPAC, Sponsor and the other parties thereto, as are the other Founder Shares held by the Sponsor and the other holders thereof.

Solely with respect to the transfer of the Subject Interest, the Board of Directors of GNAC has agreed to waive Section 7(a) of that certain Letter Agreement, dated January 14, 2021, among GNAC and its officers, directors and Sponsor (the “Letter Agreement”), pursuant to which each insider agreed that it would not, transfer any Founder Shares (or shares of common stock issuable upon conversion thereof) (as defined in the Letter Agreement) until the earlier of (A) one year after the completion of GNAC’s initial business combination and (B) subsequent to GNAC’s initial business combination, if the last reported sale price of GNAC’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after GNAC’s initial business combination or (y) the date on which GNAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of GNAC’s stockholders having the right to exchange their shares of common stock for cash, securities or other property). The Subject Interest remains subject to the terms of the Letter Agreement on the same terms as the other Founder Shares held by the Sponsor and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group Nine Acquisition Corp.

Date: May 31, 2022	By:	/s/ Sean Macnew
	Name:	Sean Macnew
	Title:	Chief Financial Officer

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